United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 30, 2023
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a New Definitive Agreement

On June 30, 2023, Priority Holdings, LLC, as a borrower (the “Initial Borrower”), the other Credit Parties (as defined in the Third Amendment (as defined below)) party thereto, the 2023-1 Incremental Revolving Credit Lender (as defined in the Third Amendment), the 2023-2 Incremental Revolving Credit Lender (as defined in the Third Amendment) and Truist Bank, as administrative agent and collateral agent (the “Agent”), entered into the Third Amendment to the Credit and Guaranty Agreement (the “Third Amendment”), which amended the Credit and Guaranty Agreement, dated as of April 27, 2021 (as amended by the First Amendment to the Credit and Guaranty Agreement, dated as of May 21, 2021, the Second Amendment to the Credit and Guaranty Agreement, dated as of September 17, 2021 and as amended by the Third Amendment, the “Credit Agreement”; capitalized terms used but not defined herein have the meaning given to them in the Credit Agreement), among the Initial Borrower, the Credit Parties party thereto from time to time, the Lenders party thereto from time to time, and the Agent. The Third Amendment amended the Credit Agreement to, among other things, provide for additional revolving commitments under the Credit Agreement from the 2023-1 Incremental Revolving Credit Lender and the 2023-2 Incremental Revolving Credit Lender in an aggregate principal amount of $25,000,000, in each case on the terms and subject to the conditions set forth in the Third Amendment (the “additional revolving commitment”). Specifically, $15,000,000 of the additional revolving commitment is available immediately, and the remaining $10,000,000 will be available only if the Acquisition (as defined in the Third Amendment) is consummated. The additional revolving commitment will be part of the same class of revolving commitments under the Credit Agreement, and is subject to the same terms and secured and guarantied on the same basis, as revolving commitments made pursuant the original revolving commitments under the Credit Agreement.

The foregoing description of the Third Amendment does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Third Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 in connection with the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1
Third Amendment to the Credit and Guaranty Agreement, dated as of June 30, 2023, by and among Priority Holdings, LLC, as the Initial Borrower, the Credit Parties party thereto, the 2023-1 Incremental Revolving Credit Lender, the 2023-2 Incremental Revolving Credit Lender and Truist Bank, as Administrative Agent and Collateral Agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
†	Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally copies of any of the omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2023

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer